UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 24, 2022

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda
(Address of principal executive offices)

One Helen Of Troy Plaza
El Paso, Texas 79912
(Registrant's United States mailing address)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement.

Seventh Amendment to Guaranty Agreement

On August 26, 2022, Helen of Troy Limited (the “Company”) and certain of the Company’s subsidiaries entered into the Seventh Amendment to Guaranty Agreement (the “Guaranty Amendment”) in favor of Bank of America, N.A. The Guaranty Amendment amends the Guaranty Agreement (as amended, the “Guaranty Agreement”), dated March 1, 2013, made by the Company and certain of the Company’s subsidiaries in favor of Bank of America, N.A.

In connection with the Guaranty Amendment, the Company provided a Qualified Acquisition Notice (as defined in the Guaranty Agreement), which triggered temporary adjustments to the maximum Leverage Ratio (as defined in the Guaranty Agreement) as further described below. As a result of the Qualified Acquisition Notice, the maximum Leverage Ratio is 4.25 to 1.00 through May 31, 2022, 4.00 to 1.00 through February 28, 2023, 3.75 to 1.00 through May 31, 2023 and 3.50 to 1.00 thereafter. The Guaranty Agreement requires the maintenance of certain financial covenants, including a maximum Leverage Ratio and a minimum Interest Coverage Ratio (as defined in the Guaranty Agreement), and includes customary representations and warranties, and covenants, including, among other things, covenants restricting or limiting the Company and its subsidiaries, except under certain conditions set forth therein, from (1) incurring liens on any of their respective properties, (2) making certain types of investments, (3) incurring additional indebtedness, and (4) assigning or transferring certain licenses.

Sixth Supplemental Trust Indenture

As previously disclosed, on March 20, 2013, Kaz USA, Inc. (“Kaz USA”), a wholly owned subsidiary of the Company, entered into the Loan Agreement, dated as of March 1, 2013 (the “Loan Agreement”), by and between Kaz USA and Mississippi Business Finance Corporation (the “MBFC”) in connection with the issuance by MBFC of taxable industrial development revenue bonds (the “Bonds”). The Bonds were issued under a Trust Indenture, dated as of March 1, 2013 (as supplemented, the “Indenture”), by and between MBFC and U.S. Bank National Association, as trustee (the “Trustee”), and are payable from payments made by Kaz USA pursuant to the Loan Agreement.

On August 26, 2022, MBFC and the Trustee entered into a Sixth Supplemental Trust Indenture (the “Sixth Supplemental Indenture”), with the consent of Kaz USA and Bank of America, N.A., the purchaser of the Bonds. The Sixth Supplemental Indenture replaced the eurodollar rate with Term SOFR (as defined in the Sixth Supplemental Indenture) as the reference interest rate under the Indenture. Following the effective date of the Sixth Supplemental Indenture, the Bonds will bear floating interest at either the Base Rate (as defined in the Indenture) or Term SOFR, plus a margin based on the Net Leverage Ratio (as defined in the Indenture) of 0% to 1.0% and 1.0% to 2.0% for Base Rate and Term SOFR borrowings, respectively, plus a credit spread of 0.10% for Term SOFR borrowings.

The foregoing descriptions of the Guaranty Amendment and the Sixth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Guaranty Amendment that is filed with this Current Report on Form 8-K as Exhibit 10.1 and the Sixth Supplemental Indenture that is filed with this Current Report on Form 8-K as Exhibit 10.2, each of which is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

    On August 24, 2022, Helen of Troy Limited, a Bermuda company (the “Company”) held its Annual General Meeting (the “Annual Meeting”). The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.            The election of the nine nominees to the Company’s Board of Directors.

2.            An advisory vote on the Company’s executive compensation.

3.            Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration.

Board of Director Election Results

The Company’s nine nominees for director were each elected to serve a one-year term.  The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Krista L. Berry	22,037,362	19,120	33,623	944,808
Vincent D. Carson	21,443,199	615,954	30,952	944,808
Thurman K. Case	22,021,351	30,788	37,966	944,808
Tabata L. Gomez	22,039,973	14,391	35,741	944,808
Timothy F. Meeker	21,511,025	539,873	39,207	944,808
Julien R. Mininberg	21,978,904	77,134	34,067	944,808
Elena B. Otero	22,039,906	14,182	36,017	944,808
Beryl B. Raff	22,038,069	15,343	36,693	944,808
Darren G. Woody	21,578,947	469,700	41,458	944,808

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
21,500,777	438,422	150,906	944,808

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved. The votes were cast as follows:

For	Against	Abstain
22,909,620	100,525	24,768

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
10.1	Seventh Amendment to Guaranty Agreement dated August 26, 2022, by and among the Company and certain of the Company’s subsidiaries in favor of Bank of America, N.A.
10.2	Sixth Supplemental Trust Indenture dated August 26, 2022, by and between MBFC and the Trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 30, 2022	/s/ Matthew J. Osberg
Matthew J. Osberg
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
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